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                                                                     EXHIBIT 4.1

NUMBER                               SHARES



COMMON STOCK

          INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF VIRGINIA

                                MAXIMUS, INC.

NO PAR VALUE                 CUSIP 577933 10 4
                     SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFICATE IS TRANSFERABLE UPON THE BOOKS OF THE CORPORATION

This Certifies that

                             ---------------------

                             ---------------------

                             ---------------------
is the owner of
                             ---------------------

          FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

MAXIMUS, Inc. transferable upon the books of the corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the Commonwealth of Virginia and to the certificate of incorporation and amendments thereof and by-laws of the corporation. This certificate is not valid until countersigned by the transfer agent and registered by the registrant.

        In Witness Whereof, MAXIMUS, Inc. has caused its corporate seal to be hereunto affixed and its certificate to be signed by its duly authorized officers.


/s/ Donna J. Muldoon             /s/ SEAL              /s/ David V. Mastran

     Secretary                                               President



                        COUNTERSIGNED AND REGISTERED:

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                    AMERICAN STOCK TRANSFER & TRUST COMPANY
                          TRANSFER AGENT AND REGISTRAR

                    BY
                       ------------------------
                       AUTHORIZED SIGNATURE

                                MAXIMUS, INC.

        The Company is authorized to issue more than one class or series of stock. Upon written request the Company will furnish without charge to each shareholder a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

        The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM -- as tenants in common
        TEN ENT -- as tenants by the entireties
        JT TEN  -- as joint tenants with right of survivorship and not as tenants in common

        UNIF GIFT MIN ACT --                   Custodian
                             -----------------           -----------------
                                 (Cust)                      (Minor)
                 under Uniform Gifts to Minors
                 Act
                     -----------------------------------------
                                    (State)

      Additional abbreviations may also be used though not in the above list.

For value received, ____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE


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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)


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Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the promises.

Dated
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                                  NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                  CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                  FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:


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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.





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